SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2005 (March 15, 2005)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     On March 15, 2005, Verso Technologies, Inc., a Minnesota corporation (the “Company”), amended its credit agreements with Silicon Valley Bank, the Company’s primary lender (“Silicon”), by entering into: (i) that certain Amendment to Loan Documents among Silicon, the Company and certain of the Company’s subsidiaries (the “Amendment to Loan Agreement”); and (ii) that certain Amendment to Loan Documents (Exim Program) among Silicon, the Company and certain of the Company’s subsidiaries (the “Amendment to Exim Program” and, together with the Amendment to Loan Agreement, the “Amendments”). The Amendments provide, among other things, for a credit line of $7.5 million through September 30, 2005, which credit line increases to $10.0 million thereafter if the Company satisfies certain financial criteria. The Amendments extend the Company’s credit line with Silicon until March 15, 2006. In connection with the Company entering into the Amendments, the Company and certain of its subsidiaries also entered into a Borrower Agreement with Silicon and executed an Amended and Restated Secured Promissory Note in favor of Silicon (together, the “Related Agreements”).

     On March 15, 2005, the Company executed three Non-Qualified Stock Option Agreements (the “Jaffe Option Agreements”), which memorialize the options the Company granted to Lewis Jaffe on November 3, 2004 in connection with his appointment as the Company’s President and Chief Operating Officer. A brief description of the material terms of these options was included in Item 5.02 of the Company’s Current Report on Form 8-K filed on November 9, 2004 and is incorporated herein by reference. Mr. Jaffe has served as the Company’s President and Chief Operating Officer since November 3, 2004.

     On March 15, 2005, the Company also executed a Non-Qualified Stock Option Agreement (the “Bannerman Option Agreement”), which memorializes the option the Company granted to Montgomery Bannerman on November 19, 2004 in connection with his appointment as the Company’s Senior Vice President, Strategic Initiatives. A brief description of the material terms of this option was included in the press release issued by the Company on November 22, 2004 and is incorporated herein by reference. Mr. Bannerman has served as the Company’s Senior Vice President, Strategic Initiatives since November 19, 2004.

     Item 3.02 Unregistered Sale of Equity Securities.

     On March 16, 2005, the Company issued warrants (the “Broker Warrants”) to purchase an aggregate of 1,512,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to two placement agents and 16 of their employees as compensation for placement agent services rendered to the Company by such agents in connection with the Company’s February 2005 private placement. The Broker Warrants are exercisable (subject to shareholder approval of (i) an increase in the number of shares of authorized Common Stock and (ii) the potential issuance of more than 20% of the outstanding Common Stock for purposes of complying with the rules governing the Nasdaq Stock Market) over a four-year period commencing on February 4, 2006 at an initial exercise price of $0.72 per share, subject to customary anti-dilution adjustments and to certain limitations. The Initial Broker Warrants may be exercised on a cashless basis. The Broker Warrants were issued without registration under the Securities Act of 1933, as amended (the

“Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act. The Company based such reliance on factual representations made to the Company by the recipients of the Broker Warrants regarding such recipients’ investment intent and sophistication, among other things. The Broker Warrants and the shares of Common Stock issuable upon exercise of the Broker Warrants may not be offered or sold in the United States absent registration pursuant to the Securities Act or an applicable exemption from the registration requirements of the Securities Act.

     The descriptions contained herein of the Amendments, the Related Agreements, the Jaffe Option Agreements, the Bannerman Option Agreement and the Broker Warrants are qualified in their entirety to reference to the full text of such documents which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by this reference.

     Item 9.01 Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired. None.

     (b) Pro Forma Financial Information. None.

     (c) Exhibits.

     The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising

Juliet M. Reising, Chief Financial Officer and Executive Vice President

Dated: March 21, 2005

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EXHIBIT INDEX

4.1	Form of Broker Warrant dated March 16, 2005 to purchase Common Stock issued to certain placement agents and their employees in connection with the Company’s February 2005 private placement.

99.1	Amendment to Loan Documents dated March 15, 2005, among the Company, Provo Prepaid (Delaware) Corp., Telemate.Net Software, Inc., Needham (Delaware) Corp. and Silicon.

99.2	Amendment to Loan Documents (Exim Program) dated March 15, 2005, among the Company, Provo Prepaid (Delaware) Corp., Telemate.Net Software, Inc. and Silicon.

99.3	Borrower Agreement dated March 15, 2005, among the Company, Provo Prepaid (Delaware) Corp., Telemate.Net Software, Inc. and Silicon.

99.4	Amended and Restated Secured Promissory Note dated March 15, 2005, in principal amount of $10.0 million, made by the Company, Provo Prepaid (Delaware) Corp. and Telemate.Net Software, Inc. in favor of Silicon.

99.5	Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 3, 2004 to purchase 500,000 shares of Common Stock granted to Lewis Jaffe. Represents an executive compensation plan or arrangement.

99.6	Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 3, 2004 to purchase 250,000 shares of Common Stock granted to Lewis Jaffe. Represents an executive compensation plan or arrangement.

99.7	Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 3, 2004 to purchase 250,000 shares of Common Stock granted to Lewis Jaffe. Represents an executive compensation plan or arrangement.

99.8	Non-qualified Stock Option Agreement entered into March 15, 2005 and effective November 19, 2004 to purchase 250,000 shares of Common Stock granted to Montgomery Bannerman. Represents an executive compensation plan or arrangement.

99.9	Press release added November 22, 2004.

99.10	Item 5.02 to the Company’s Current Report on Form 8-K filed on November 9, 2004.